Exhibit 10.1

AMENDMENT AND WAIVER TO AMENDED AND RESTATED REGISTRATION

RIGHTS AGREEMENT

This AMENDMENT AND WAIVER, executed as of the date set forth on the signature pages hereto and effective as of July 15, 2005 (this “Amendment and Waiver”), to the AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (as amended, the “Registration Rights Agreement”) dated as of December 13, 2004, is made by and among The Wet Seal, Inc., a Delaware corporation, with headquarters located at 26972 Burbank, Foothill Ranch, California 92610 (the “Company”) and the undersigned holder of Registrable Securities (the “Holder”) under the Registration Rights Agreement. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Registration Rights Agreement shall be used herein as therein defined.

A. Pursuant to the Registration Rights Agreement, the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, upon the terms and subject to the conditions set forth therein.

B. The Registration Rights Agreement was amended pursuant to that certain Securities Purchase Agreement dated April 29, 2005 by and among the Company and the buyers listed on the Schedule of Buyers attached thereto in which, among other things, the Effectiveness Deadline was extended to July 16, 2005.

C. Pursuant to Section 10 of the Registration Rights Agreement, any provision of the Registration Rights Agreement may be amended and the observance of any provision thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Required Holders.

D. The parties hereto previously agreed to further amend the Registration Rights Agreement and desire to memorialize such agreement hereby.

E. The parties hereto now desire to further amend the Registration Rights Agreement and waive certain provisions as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and Waiver and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT; WAIVER.

(a) Notwithstanding the Company’s obligations to register the Registrable Securities, the undersigned Holder agrees that the Effectiveness Deadline is hereby amended to mean as soon as practicable, but not later than August 8, 2005; provided that in the event that the Registration Statement required by the Registration Rights Agreement is not declared effective on or before such amended Effectiveness Deadline in accordance with the Registration Rights Agreement, the Company, shall make any payments required to be paid pursuant to Section 2(g) of the Registration Rights Agreement retroactively from April 21, 2005.

(b) The undersigned Holder hereby waives any Registration Delay Payments that the undersigned would have been entitled to under the terms of the Registration Rights Agreement prior to the effectiveness of this Amendment and Waiver.

2. MISCELLANEOUS

(a) Effective Time. Upon the execution hereof by the Company and the Required Holders, this Amendment and Waiver shall become effective as of the date first written above.

(b) General. The provisions of Section 11 of the Registration Rights Agreement shall apply to this Amendment and Waiver except that references therein to the Registration Rights Agreement shall be deemed references to the Registration Rights Agreement as amended by this Amendment and Waiver.

(c) Counterparts. This Amendment and Waiver may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d) Additional Matters. The Company agrees that it will not make any Registration Delay Payments under the Registration Rights Agreement with respect to the Registrable Securities unless the Registration Delay Payments are provided to each of the parties to the Registration Rights Agreement.

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IN WITNESS WHEREOF, each of the Company and the Holder has caused its signature page to this Amendment and Waiver to be duly executed and delivered.

COMPANY:

THE WET SEAL, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Executive Vice President and Chief Financial Officer
Dated:	July 26, 2005

IN WITNESS WHEREOF, each of the Company and the Holder has caused its signature page to this Amendment and Waiver to be duly executed and delivered.

S.A.C. CAPITAL ASSOCIATES, LLC

By:	S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name:	Peter Nussbaum
Title:	General Counsel
Dated:	July 26, 2005

IN WITNESS WHEREOF, each of the Company and the Holder parties listed below has caused its signature page to this Amendment and Waiver to be duly executed and delivered.

PRENTICE CAPITAL PARTNERS QP, LP

By:	Prentice Capital GP, LLC, its general partner

By:	/s/ Charles G. Phillips
Name:	Charles G. Phillips
Title:	Chief Operating Officer
Dated:	July 26, 2005

PRENTICE CAPITAL PARTNERS, LP

By:	Prentice Capital GP, LLC, its general partner

By:	/s/ Charles G. Phillips
Name:	Charles G. Phillips
Title:	Chief Operating Officer
Dated:	July 26, 2005

PRENTICE CAPITAL OFFSHORE, LTD

By:	Prentice Capital Management, LP, the Investment Manager

By:	/s/ Charles G. Phillips
Name:	Charles G. Phillips
Title:	Chief Operating Officer
Dated:	July 26, 2005

GPC XLIII, LLC

By:	Prentice Capital Management, LP, its advisor

By:	/s/ Charles G. Phillips
Name:	Charles G. Phillips
Title:	Chief Operating Officer
Dated:	July 26, 2005

IN WITNESS WHEREOF, each of the Company and the Holder parties listed below has caused its signature page to this Amendment and Waiver to be duly executed and delivered.

/s/ Mr. Charles Phillips
Mr. Charles Phillips

UBS FINANCIAL SERVICES AS CUSTODIAN FBO CHARLES G. PHILLIPS ROLLOVER IRA

By:	/s/ Charles Phillips
Name:	Charles Phillips
Title:	Custodian
Dated:	July 26, 2005

IN WITNESS WHEREOF, each of the Company and the Holder has caused its signature page to this Amendment and Waiver to be duly executed and delivered.

GMM CAPITAL, LLC

By:	/s/ Issac Dabah
Name:	Issac Dabah
Title:	Director
Dated:	July 26, 2005

IN WITNESS WHEREOF, each of the Company and the Holder has caused its signature page to this Amendment and Waiver to be duly executed and delivered.

GOLDFARB CAPITAL PARTNERS LLC

By:	/s/ Morris Goldfarb
Name:	Morris Goldfarb
Title:	Member
Dated:	July 26, 2005

IN WITNESS WHEREOF, each of the Company and the Holder has caused its signature page to this Amendment and Waiver to be duly executed and delivered.

WLSS CAPITAL PARTNERS, LLC

By:	/s/ Wayne Miller
Name:	Wayne Miller
Title:	Member
Dated:	July 26, 2005